                                                                   EXHIBIT 17(A)

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 1996
                                                        REGISTRATION NO. 2-15957
                                                                         811-919
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                 [X]
      POST-EFFECTIVE AMENDMENT NO. 72                                  [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         [X]
      AMENDMENT NO. 22                                                 [X]
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                 VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (708) 684-6000
                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                           OAKBROOK TERRACE, IL 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.
It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on April 29, 1996 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate check the following:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                       DECLARATION PURSUANT TO RULE 24F-2

REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES AND INTENDS TO FILE
WITH THE SECURITIES AND EXCHANGE COMMISSION A FORM 24F-2 FOR ITS FISCAL YEAR
ENDING DECEMBER 31, 1996 YEAR ON OR ABOUT MARCH 1, 1997.
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